EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Bond Index Funds
File Number: 811-4681
Registrant CIK Number: 0000794105


Items 72, 73 and 74 For Series 1, Series 2, Series 3, Series 4 and Series 5

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.

Total Bond Market
Series 1 SEC Identifier S000002564
Class 1 SEC Identifier  C000007062
Class 2 SEC Identifier  C000007063
Class 3 SEC Identifier  C000007064
Class 4 SEC Identifier  C000046844
Class 5 SEC Identifier  C000081425
Class 6 SEC Identifier  C000170279


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $151,601
2. Dividends for a second class of open-end company shares                                                           $1,658,060
3. Dividends for a third class of open-end company shares                                                            $802,418
4. Dividends for a fourth class of open-end company shares                                                           $739,901
5. Dividends for a fifth class of open-end company shares							     $601,353
6. Dividends for a sixth class of open-end company shares							     $51,450


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.254
        2. Dividends from a second class of open-end company shares                                                 $0.265
        3. Dividends from a third class of open-end company shares                                                  $0.266
        4. Dividends from a fourth class of open-end company shares                                                 $1.995
	5. Dividends from a fifth class of open-end company shares						    $0.267
	6. Dividends from a sixth class of open-end company shares						    $0.135


B)      1. Distributions of capital gains                                                                           $0.005
        2. Distributions of capital gains from a second class of open-end company shares                            $0.005
	3. Distributions of capital gains from a third class of open-end company shares                             $0.005
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.036
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.005


Items 74A-74V

74D-$170,002,304
74N-$ 176,677,680
74T-$ 171,815,195

U)      1. Number of shares outstanding                                                                            560,634
        2. Number of shares outstanding for a second class of shares of open-end company shares                    6,817,771
        3. Number of shares outstanding for a third class of shares of open-end company shares                     3,208,946
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    389,923
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   2,085,302
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			   510,715


V)      1. Net asset value per share (to the nearest cent)                                                          10.65
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 10.65
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                80.64
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		    10.65
        5. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		    10.65

Item 75B-$ 164,888,763

Short Term Bond
Series 2 SEC Identifier S000002563
Class 1 SEC Identifier  C000007060
Class 2 SEC Identifier  C000007061
Class 3 SEC Identifier  C000046843
Class 4 SEC Identifier  C000105310
Class 5 SEC Identifier  C000105311


Item 72DD

1. Total Income dividends for which record date passed during the period                                              $31,484
2. Dividends for a second class of open-end company shares                                                            $223,480
3. Dividends for a third class of open-end company shares                                                             $273,260
4. Dividends for a fourth class of open-end company shares                                                            $71,972
5. Dividends for a fifth class of open-end company shares							      $57,728


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.146
        2. Dividends from a second class of open-end company shares                                                 $0.154
        3. Dividends from a third class of open-end company shares                                                  $1.172
        4. Dividends from a fourth class of open-end company shares                                                 $0.156
	5. Dividends from a fifth class of open-end company shares                                                  $0.158



B)      1. Distributions of capital gains                                                                           $0.002
        2. Distributions of capital gains from a second class of open-end company shares                            $0.002
	3. Distributions of capital gains from a third class of open-end company shares                             $0.013
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.002
	5. Distributions of capital gains from a fifth class of open-end company shares                             $0.002

Item 74

U)      1. Number of shares outstanding                                                                            178,877
        2. Number of shares outstanding for a second class of shares of open-end company shares                    1,470,571
        3. Number of shares outstanding for a third class of shares of open-end company shares                     246,413
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    475,994
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                     415,785



V)      1. Net asset value per share (to the nearest cent)                                                          10.43
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.43
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 79.44
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.43
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 10.43

Intermediate-Term Bond Index Fund
Series 3 SEC Identifier S000002561
Class 1 SEC Identifier  C000007057
Class 2 SEC Identifier  C000007058
Class 3 SEC Identifier  C000024520
Class 4 SEC Identifier  C000105308
Class 5 SEC Identifier  C000046841


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $37,231
2. Dividends for a second class of open-end company shares                                                         $297,013
3. Dividends for a third class of open-end company shares                                                          $68,012
4. Dividends for a fourth class of open-end company shares                                                         $33,545
5. Dividends for a fifth class of open-end company shares							   $249,294

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.289
        2. Dividends from a second class of open-end company shares                                                 $0.299
        3. Dividends from a third class of open-end company shares                                                  $0.301
        4. Dividends from a fourth class of open-end company shares                                                 $0.302
        5. Dividends from a fifth class of open-end company shares                                                  $2.163

B)      1. Distributions of capital gains                                                                           $0.045
        2. Distributions of capital gains from a second class of open-end company shares                            $0.045
	3. Distributions of capital gains from a third class of open-end company shares                             $0.045
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.045
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.334


Item 74

U)      1. Number of shares outstanding                                                                            130,968
        2. Number of shares outstanding for a second class of shares of open-end company shares                  1,063,383
        3. Number of shares outstanding for a third class of shares of open-end company shares                     233,578
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    131,485
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                     135,654



V)      1. Net asset value per share (to the nearest cent)                                                          11.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                11.24
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 11.24
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                11.24
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 82.86



Long Term Bond Index
Series 4 SEC Identifier S000002562
Class 1 SEC Identifier  C000007059
Class 2 SEC Identifier  C000024522
Class 3 SEC Identifier  C000105309
Class 4 SEC Identifier  C000046842


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $101,859
2. Dividends for a second class of open-end company shares                                                           $85,614
3. Dividends for a third class of open-end company shares                                                            $105,639
4. Dividends for a fourth class of open-end company shares                                                           $72,669


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.529
        2. Dividends from a second class of open-end company shares                                                 $0.544
        3. Dividends from a third class of open-end company shares                                                  $0.545
        4. Dividends from a fourth class of open-end company shares                                                 $3.558



Item 74

U)      1. Number of shares outstanding                                                                            192,047
        2. Number of shares outstanding for a second class of shares of open-end company shares                    164,028
        3. Number of shares outstanding for a third class of shares of open-end company shares                     203,193
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     18,800


V)      1. Net asset value per share (to the nearest cent)                                                           13.51
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 13.51
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  13.51
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 88.86


Inflation Protected Securities
Series 5 SEC Identifier S000019554
Class 1 SEC Identifier  C000054349
Class 2 SEC Identifier  C000054350
Class 3 SEC Identifier  C000054351


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $89,680
2. Dividends for a second class of open-end company shares                                                         $251,324
3. Dividends for a third class of open-end company shares                                                          $176,121



Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.266
        2. Dividends from a second class of open-end company shares                                                 $0.541
        3. Dividends from a third class of open-end company shares                                                  $0.221

B)      1. Distributions of capital gains                                                                           $0.017
        2. Distributions of capital gains from a second class of open-end company shares                            $0.034
	3. Distributions of capital gains from a third class of open-end company shares                             $0.014

C)	1. Other distributions											    $0.438
	2. Other distributions from a second class of open-end company shares					    $0.314
	3. Other distributions from a third class of open-end company shares					    $0.129
Item 74

U)      1. Number of shares outstanding                                                                            346,228
        2. Number of shares outstanding for a second class of shares of open-end company shares                    478,961
        3. Number of shares outstanding for a third class of shares of open-end company shares                     832,047


V)      1. Net asset value per share (to the nearest cent)                                                           12.98
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 25.48
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  10.38


Total Bond Market II Index
Series 6 SEC Identifier S000025158


Item 74

D. Long-Term debt securities other than repurchase agreements                                                        $112,735,532

N. Total asset                                                                                                       $117,790,804

T. Net assets of common shareholders                                                                                 $114,013,058


Item 75

B. Monthly average net assets											     $100,804,545




